UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material under §240.14a-12

TUTOR PERINI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BACKGROUND

The following materials relate to the Notice of 2020 Annual Meeting of Shareholders and proxy statement (the “Proxy Statement”) of Tutor Perini Corporation (the “Company”), dated April 9, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 20, 2020. This supplement to the Proxy Statement (the “Supplement”) is being filed with the U.S. Securities and Exchange Commission and is being made available to shareholders on or about April 22, 2020.

From and after the date of this Supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement and the related proxy materials, including the Notice of 2020 Annual Meeting of Shareholders that accompanies the Proxy Statement, continues to apply and should be considered in voting your shares.

TUTOR PERINI CORPORATION

15901 Olden Street

Sylmar, California 91342

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2020

Dear Shareholder:

This supplement relates to the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Tutor Perini Corporation (the “Company”) to be held on Wednesday, May 20, 2020 at 11:30 a.m., Pacific Daylight Time. This supplement should be read in conjunction with the Company’s proxy statement, dated April 9, 2020 (the “Proxy Statement”), furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting.

Change to Virtual-Only Annual Meeting

In light of public health concerns resulting from the novel coronavirus (COVID-19) pandemic, and recent guidance and related protocols that federal, state and local governments have implemented, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting has been changed. For your health and safety, the Annual Meeting now will be held solely by means of remote communication via live audio webcast at www.virtualshareholdermeeting.com/TPC2020. You will not be able to attend the Annual Meeting in person.

Shareholders of record at the close of business on March 23, 2020, the record date, may attend the Annual Meeting, view a list of the Company’s shareholders of record, vote electronically and ask questions during the Annual Meeting. The items of business are the same as set forth in the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement.

To participate in the Annual Meeting, including to vote during the meeting, access the meeting website at www.virtualshareholdermeeting.com/TPC2020 and enter the 16-digit control number found in the email or on the Notice of Internet Availability of Proxy Materials previously provided to notify you of the availability of our proxy materials, or on the proxy card or voting instruction form that was mailed to you with our proxy materials. Online access to the Annual Meeting will begin at 11:15 a.m., Pacific Daylight Time. We encourage you to access the meeting webcast prior to the start time. If you encounter difficulties joining the Annual Meeting webcast during check-in at the meeting time, please call the technical support number posted on the annual meeting webcast login page.

It is important to note that in order to participate in the Annual Meeting as a shareholder of record (i.e., with the ability to perform the actions mentioned above, including voting electronically, viewing a list of registered shareholders or asking questions), you will be required to enter your 16-digit control number, so be sure to have that control number readily available prior to attending the Annual Meeting. Attendees will also have the option to attend the Annual Meeting as a “Guest” without entering a control number. However, Guest attendees will be placed into a “listen-only” mode and will not have the ability to perform the actions mentioned above as a shareholder of record.

Information Regarding Proposal 4

This Supplement also updates information contained in the Proxy Statement relating to the “broker non-vote” rules that apply to the proposal to amend the Company’s Restated Articles of Organization to increase the number of authorized shares of the Company’s common stock from 75,000,000 to 112,500,000 (“Proposal 4”).

The Proxy Statement indicated that Proposal 4 was a “non-routine” matter and that, therefore, brokerage firms do not have the discretion to vote customers’ uninstructed shares on Proposal 4. The Company has since been advised by the New York Stock Exchange (the “NYSE”) that the NYSE considers Proposal 4 to be a “routine” matter. Because Proposal 4 is a “routine” matter under NYSE rules, brokerage firms have the discretion under NYSE rules to vote their customers’ uninstructed shares on Proposal 4 if their customers have not furnished voting instruction prior to the Annual Meeting. We therefore do not expect any “broker non-votes” in connection with Proposal 4.

Accordingly, the Company is hereby revising the information in the Proxy Statement to state that, in addition to Proposal 2 (the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2020), Proposal 4 is a “routine” matter for which brokerage firms will be permitted to exercise discretion to vote uninstructed shares.

The second paragraph of the subsection titled “Abstentions and Broker Non-Votes” in the section titled “Information Regarding the Annual Meeting” in the Proxy Statement is hereby revised to read in its entirety as follows:

“If your shares are held in “street name” and you do not return your proxy, your brokerage firm may vote your shares for you under certain circumstances. Brokerage firms have authority under the rules of the New York Stock Exchange (“NYSE”) to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted (“broker non-votes”). Of the proposals contained herein, only Proposal 2 and Proposal 4 are considered routine matters.”

Your vote is very important to us. We encourage you to vote your shares before the Annual Meeting using one of the methods described in the proxy materials even if you plan to attend the Annual Meeting. The proxy card, voting instruction form and Notice of Internet Availability that were previously distributed to you will not be updated to reflect the change in meeting format. Shareholders who have previously voted do not need to take any further action.

By order of the Board of Directors,

Anthony C. Fiore, Corporate Secretary

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS
SUPPLEMENT SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 20, 2020: The Proxy Statement and 2019 Annual Report are available at http://investors.tutorperini.com/events-calendar/proxy-voting.

News Release

Tutor Perini Announces Updates for 2020 Annual Meeting of Shareholders,
Including Virtual-Only Format

LOS ANGELES – (BUSINESS WIRE) – April 22, 2020 – Tutor Perini Corporation (the “Company”) (NYSE: TPC) announced today a change in the location of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). In the interest of the health and safety of its shareholders, employees and communities, and in light of public health concerns resulting from the novel coronavirus (COVID-19) pandemic and recent guidance and related protocols that federal, state and local governments have implemented, the Annual Meeting will now be held by remote communication in a virtual-only format. Shareholders will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will take place on Wednesday, May 20, 2020 at 11:30 a.m., Pacific Daylight Time. Shareholders of record of the Company’s common stock at the close of business on March 23, 2020, the record date, can participate, submit questions, vote and examine our shareholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/TPC2020 and using the 16-digit control number previously provided to shareholders with our proxy materials. Attendees will also have the option to attend the Annual Meeting as a “Guest” without entering a control number. However, Guest attendees will be placed into a “listen-only” mode and will not have the ability to perform the actions mentioned above as a shareholder of record. Online access to the Annual Meeting will begin at 11:15 a.m., Pacific Daylight Time.

In addition, the New York Stock Exchange (the “NYSE”) has advised the Company that the NYSE considers “Proposal 4” in the Company’s proxy statement to be a “routine” matter. (Proposal 4 involves amending the Company’s Restated Articles of Organization to increase the number of authorized shares of the Company’s common stock.) A brokerage firm has the discretion under NYSE rules to vote a customer’s shares on a “routine” matter, such as Proposal 4, if the customer has not furnished voting instructions on the “routine” matter to the brokerage firm prior to the Annual Meeting.

For more information on how shareholders can attend and participate in the Annual Meeting and on the updated broker voting rules for Proposal 4, please refer to the Company’s proxy materials, which are available on our website at http://investors.tutorperini.com/events-calendar/proxy-voting. These materials include a supplement to the Company’s proxy statement that addresses both of these matters.

All shareholders are encouraged to vote their shares prior to the Annual Meeting using one of the methods described in the proxy materials. The proxy card, voting instruction form and Notice of Internet Availability that were previously distributed will not be updated to reflect the change in meeting format, and you may continue to use them to vote. Shareholders who have previously voted do not need to take any further action.

About Tutor Perini Corporation

Tutor Perini Corporation is a leading civil, building and specialty construction company offering diversified general contracting and design-build services to private clients and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large, complex projects on time and within budget, while adhering to strict quality control measures. We offer general contracting, pre-construction planning and comprehensive project management services, including planning and scheduling of manpower, equipment, materials and subcontractors required for a project. We also offer self-performed construction services including site work, concrete forming and placement, steel erection, electrical, mechanical, plumbing and heating, ventilation and air conditioning (HVAC). We are known for our major complex building project commitments, as well as

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our capacity to perform large and complex transportation and heavy civil construction for government agencies and private clients throughout the world.

Contact:

Tutor Perini Corporation
Jorge Casado, 818-362-8391
Vice President, Investor Relations & Corporate Communications

www.tutorperini.com

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020. TUTOR PERINI CORPORATION TUTOR PERINI CORPORATION 15901 OLDEN STREET SYLMAR, CA 91342 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 20, 2020 Time: 11:30 AM PDT Location: Tutor Perini Corporation 15901 Olden Street Sylmar, CA 91342 See the reverse side of this notice to obtain proxy materials and voting instructions. 0000456386_1 R1.0.1.18

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000456386_2 R1.0.1.18 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2020 to facilitate timely delivery.

Voting items 0000456386_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Ronald N. Tutor 02 Peter Arkley 03 Sidney J. Feltenstein 04 James A. Frost 05 Michael F. Horodniceanu 06 Michael R. Klein 07 Robert C. Lieber 08 Dennis D. Oklak 09 Raymond R. Oneglia 10 Dale Anne Reiss 11 Dickran M. Tevrizian Jr The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 Ratify the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 31, 2020. 3 Approve the compensation of the Company's named executive officers on an advisory (non-binding) basis. 4 Approve an amendment to our Restated Articles of Organization to increase the number of authorized shares of the Company's common stock from 75,000,000 to 112,500,000. NOTE: Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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